Exhibit 10.3

EXECUTION VERSION

OMNIBUS AMENDMENT NO. 2 TO THE SERIES 2016-MSRVF1 REPURCHASE
AGREEMENT AND AMENDMENT NO. 3 TO THE SERIES 2020-SPIADVF1
REPURCHASE AGREEMENT

This Omnibus Amendment No. 2 to the 2016-MSRVF1 Repurchase Agreement (as defined below) and Amendment No. 3 to the Series 2020-SPIADVF1 Repurchase Agreement (as defined below) is entered into as of February 7, 2023 (this “Amendment”), among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the “Administrative Agent”), CREDIT SUISSE AG, Cayman Islands Branch (“CSCIB” or a “Buyer”), CITIBANK, N.A. (“Citibank”), as a buyer (a “Buyer” and together with CSCIB, the “Buyers”), and PennyMac Loan Services, LLC (“PLS” or the “Seller”) and acknowledged by PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC, as guarantor (the “Guarantor”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreements (as defined below).

W I T N E S S E T H:

WHEREAS, the Administrative Agent, the Buyers and the Seller are parties to that certain Amended and Restated Master Repurchase Agreement, dated as of July 30, 2021 (as amended by Amendment No. 1 thereto, dated as of June 8, 2022 and this Amendment and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2016-MSRVF1 Repurchase Agreement”) and that certain Amended and Restated Master Repurchase Agreement, dated as of July 30, 2021 (as amended by Amendment No. 1 thereto, dated as of June 8, 2022, Amendment No. 2, dated as of June 9, 2022 and this Amendment and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2020-SPIADVF1 Repurchase Agreement” and together with Series 2016-MSRVF1 Repurchase Agreement, the “Repurchase Agreements”);

WHEREAS, the Administrative Agent, the Buyers and the Seller have agreed, subject to the terms and conditions of this Amendment, that the Repurchase Agreements be amended to reflect the certain agreed upon revisions to the terms of the Repurchase Agreements;

WHEREAS, the Guarantor is party to that certain Second Amended and Restated Guaranty (as amended, restated, supplemented or otherwise modified from time to time, the “VFN Repo Guaranty”), dated as of July 30, 2021, by the Guarantor in favor of the Buyers;

WHEREAS, as a condition precedent to amending the Repurchase Agreements, the Buyers have required the Guarantor to ratify and affirm the VFN Repo Guaranty on the date hereof;

WHEREAS, PNMAC GMSR Issuer Trust, as issuer (the “Issuer”), Citibank, N.A., as indenture trustee (in such capacity, the “Indenture Trustee”), as calculation agent (in such capacity, the “Calculation Agent”), as paying agent (in such capacity, the “Paying Agent”) and as securities intermediary (in such capacity, the “Securities Intermediary”), the PLS, as administrator (in such capacity, the “Administrator”) and as servicer (in such capacity, the “Servicer”), the Administrative Agent and Pentalpha Surveillance LLC, as credit manager, are parties to that certain Third Amended and Restated Base Indenture, dated as of April 1, 2020 (as amended by Amendment No. 1, dated as of June 8, 2022, Amendment No. 2, dated as of June 9, 2022, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Base Indenture”), as supplemented by the Amended and Restated Series 2016-MSRVF1 Indenture Supplement, dated as February 28, 2018 (as amended by Amendment No. 1, dated as of August 10, 2018, Amendment No. 2, dated as of April 24, 2020, Amendment No. 3, dated as of August 25, 2020, Amendment No. 4, dated as of April 1, 2021, Amendment No. 5, dated as of July 30, 2021, Amendment No. 6, dated as of February 10, 2022, and Amendment No. 7, dated as of June 8, 2022, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2016-MSRVF1 Indenture Supplement”), and by the Series 2020-SPIADVF1 Indenture Supplement, dated April 1, 2020 (as amended by Amendment No. 1, dated as of August 25, 2020, Amendment No. 2, dated as of April 1, 2021, Amendment No. 3, dated as of July 30, 2021, Amendment No. 4, dated as of February 10, 2022, and Amendment No. 5, dated as of June 8, 2022, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2020-SPIADVF1 Indenture Supplement”);

WHEREAS, pursuant to Section 10.3(e)(iii) of the Base Indenture, so long as any Note is Outstanding and until all obligations have been paid in full, PLS shall not consent to any amendment, modification or waiver of any term or condition of any Transaction Document, without the prior written consent of the Administrative Agent; and

WHEREAS, the Repurchase Agreements are Transaction Documents.

NOW THEREFORE, the Administrative Agent, the Buyers and the Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Repurchase Agreements are hereby amended as follows:

SECTION 1.    Amendment to the Repurchase Agreements.

Each Repurchase Agreement, unless otherwise noted, is amended as follows. Any reference to “Series [__]” in this Amendment shall be a reference to the related Series of VFN Note issued pursuant to such Repurchase Agreement (by way of example, for purposes of the Series 2016-MSRVF1 Repurchase Agreement, each reference to “Series [__]” shall mean a reference to “Series 2016-MSRVF1”).

(a)           Section 1 of the Series 2016-MSRVF1 Repurchase Agreement is hereby amended by deleting “Administrative Fee” in its entirety.

(b)           Section 1 of the Series 2020-SPIADVF1 Repurchase Agreement is hereby amended by adding the following definition in proper alphabetical order.

“Administrative Fee” has the meaning assigned to such term in the Series 2020-SPIADVF1 Indenture Supplement.

(c)           Section 1 of each Repurchase Agreement is hereby amended by deleting the term “Program Agreements” in its entirety and replacing it with the following:

“Program Agreements” means this Agreement, the Pricing Side Letter, each Side Letter Agreement, the VFN Repo Guaranty, the PC Repurchase Agreement, the PC Guaranty, the Purchased MSR Excess Spread Participation Agreement, the Originated MSR Excess and Retained Spread Participation Agreement, the Base Indenture, the Series [__] Indenture Supplement, as each of the same may hereafter be amended, restated, supplemented or otherwise modified from time to time; provided, however, that the Program Agreements shall not include any rights created pursuant to an indenture supplement other than the Series [__] Indenture Supplement, or any rights under the Base Indenture or any other Program Agreements relating to such other indenture supplements.

(d)           Section 2.03 of the 2020-SPIADVF1 Repurchase Agreement is hereby amended by deleting the current Section 2.03(b) and replacing it with the following as Section 2.03(b):

By notifying Administrative Agent and each Buyer in writing at least one (1) Business Day in advance, Seller shall be permitted, at its option, to prepay, subject to Section 2.12, the Purchase Price in whole or in part at any time, together with accrued and unpaid interest on the amount so prepaid; provided, that any partial prepayment of the Purchase Price shall be paid to each Buyer on a pro rata basis, based on each Buyer’s Pro Rata Share; provided, further, that in connection with any partial prepayment of the purchase price under any other repurchase transaction relating to SPIA VFNs (as defined in the Base Indenture), Seller shall ensure that the outstanding Purchase Price hereunder is reduced concurrently on a pro rata basis with such outstanding purchase price under such other repurchase transaction.

(e)           Section 2.13 of the 2020-SPIADVF1 Repurchase Agreement is hereby amended by deleting Section 2.13 in its entirety and replacing it with the following:

In the event that Seller wishes an increase in the VFN Principal Balance, Seller shall deliver to Administrative Agent and Buyers a copy of the VFN Note Balance Adjustment Request that is delivered under the Indenture. If all the Funding Conditions required pursuant to Sections 2.02(b) and 5.02 hereof and the Indenture have been satisfied, the VFN Principal Balance shall be increased by the amount so reflected (such increase, an “Additional Balance”), and (i) the outstanding VFN Principal Balance set forth in the Asset Schedule hereof shall be automatically updated and (ii) if requested by Seller pursuant to Section 2.02, the Buyers shall thereupon deliver their respective portion of the Purchase Price (as calculated pursuant to Section 2.01), which collective Purchase Price shall represent the pro rata portion (based on the collective Buyers’ Borrowing Capacity (as defined in the Indenture)) of the related aggregate purchase price of all Series 2020-SPIADVF1 Notes under all SPIADVF1 Repurchase Agreements.

(f)            Section 2.07 of the 2016-MSRVF1 Repurchase Agreement is hereby amended by deleting Section 2.07 in its entirety and replacing it with the following:

Section 2.07       Application of Payments.

(a)        On each Price Differential Payment Date prior to the occurrence of an Event of Default, all amounts deposited into the Administrative Agent Account from and after the immediately preceding Price Differential Payment Date (or the Closing Date in connection with the initial Price Differential Payment Date), or received by Administrative Agent from the Issuer in Administrative Agent’s capacity as VFN Noteholder on behalf of Buyers, shall be applied by the Administrative Agent as follows:

(i)        first, to each Buyer (other than a Defaulting Buyer), any accrued and unpaid Price Differential owing with respect to the amount of the Purchase Price attributable to such Buyer in excess of the Purchase Price attributable to the Defaulting Buyer, such amounts distributed pro rata among each non-Defaulting Buyer;

(ii)       second, to each Buyer (other than a Defaulting Buyer) such that its proportionate share of the outstanding Purchase Price constituting Committed Amounts with respect to the aggregate outstanding Purchase Price constituting Committed Amounts is equal to the Commitment Share;

(iii)      third, to each Buyer to the extent not otherwise paid pursuant to clause second, its Pro Rata Share of the payment of any accrued and unpaid Price Differential owed;

(iv)      fourth, to each Buyer, its Pro Rata Share of the payment of Purchase Price outstanding to satisfy any Margin Deficit owed;

(v)       fifth, to payment of all other costs and fees payable pursuant to this Agreement, first to Administrative Agent and then to each Buyer on a pro rata basis, based on the proportion of such other costs and fees payable to such Buyer; and

(vi)      sixth, any remainder to Seller.

(b)   Notwithstanding the preceding provisions, if an Event of Default shall have occurred hereunder, all funds related to the Note shall be applied by the Administrative Agent as follows:

(vii)    first, to each Buyer (other than a Defaulting Buyer), any accrued and unpaid Price Differential owing with respect to the amount of the Purchase Price attributable to such Buyer in excess of the Purchase Price attributable to the Defaulting Buyer, such amounts distributed pro rata among each non-Defaulting Buyer;

(viii)   second, to each Buyer (other than a Defaulting Buyer) such that its proportionate share of the outstanding Purchase Price constituting Committed Amounts with respect to the aggregate outstanding Purchase Price constituting Committed Amounts is equal to the Commitment Share;

(ix)      third, to each Buyer to the extent not otherwise paid pursuant to clause second, its Pro Rata Share of the payment of any accrued and unpaid Price Differential owed;

(x)        fourth, to each Buyer, its Pro Rata Share of the payment of Purchase Price until reduced to zero;

(xi)      fifth, to payment of all other costs and fees payable pursuant to this Agreement, first to Administrative Agent and then to each Buyer, on a pro rata basis, based on the proportion of such other costs and fees payable to such Buyer;

(xii)    sixth, to the payment of any other Obligations; and

(xiii)   seventh, any remainder to Seller.

(c)       To the extent any Collections (as defined in the Base Indenture) are paid to reduce the outstanding purchase price under any other repurchase transaction relating to MSR VFNs (as defined in the Base Indenture), the Seller shall ensure that Collections are paid to reduce the outstanding Purchase Price hereunder concurrently on a pro rata basis with such outstanding purchase price under such other repurchase transaction.

(e)     Section 2.07 of the 2020-SPIADVF1 Repurchase Agreement is hereby amended by deleting in its entirety and replacing it with the following:

Section 2.07      Application of Payments.

(a)       On each Price Differential Payment Date prior to the occurrence of an Event of Default, all amounts deposited into the Administrative Agent Account from and after the immediately preceding Price Differential Payment Date (or the Closing Date in connection with the initial Price Differential Payment Date), or received by Administrative Agent from the Issuer in Administrative Agent’s capacity as VFN Noteholder on behalf of Buyers, shall be applied by the Administrative Agent as follows:

(i)        first, to each Buyer (other than a Defaulting Buyer), any Administrative Fee to which it is entitled in its capacity as a funding ADV1 Noteholder pursuant to Section 20 of the Series 2020-SPIADVF1 Indenture Supplement;

(ii)       second, to each Buyer (other than a Defaulting Buyer), any accrued and unpaid Price Differential owing with respect to the amount of the Purchase Price attributable to such Buyer in excess of the Purchase Price attributable to the Defaulting Buyer, such amounts distributed pro rata among each non-Defaulting Buyer;

(iii)     third, to each Buyer (other than a Defaulting Buyer) such that its proportionate share of the outstanding Purchase Price constituting Committed Amounts with respect to the aggregate outstanding Purchase Price constituting Committed Amounts is equal to the Commitment Share;

(iv)     fourth, to each Buyer to the extent not otherwise paid pursuant to clause first, any Administrative Fee to which it is entitled in its capacity as a funding ADV1 Noteholder pursuant to Section 20 of the Series 2020-SPIADVF1 Indenture Supplement;

(v)       fifth, to each Buyer to the extent not otherwise paid pursuant to clause second, its Pro Rata Share of the payment of any accrued and unpaid Price Differential owed to such Buyer;

(vi)      sixth, to each Buyer, its Pro Rata Share of the payment of Purchase Price outstanding to satisfy any Margin Deficit owed;

(vii)     seventh, to payment of all other costs and fees payable pursuant to this Agreement, first to Administrative Agent and then to each Buyer on a pro rata basis, based on the proportion of such other costs and fees payable to such Buyer; and

(viii)    eighth, any remainder to Seller.

(b)       Notwithstanding the preceding provisions, if an Event of Default shall have occurred hereunder, all funds related to the Note shall be applied by the Administrative Agent as follows:

(i)        first, to each Buyer (other than a Defaulting Buyer), any Administrative Fee to which it is entitled in its capacity as a funding ADV1 Noteholder pursuant to Section 20 of the Series 2020-SPIADVF1 Indenture Supplement;

(ii)       second, to each Buyer (other than a Defaulting Buyer), any accrued and unpaid Price Differential owing with respect to the amount of the Purchase Price attributable to such Buyer in excess of the Purchase Price attributable to the Defaulting Buyer, such amounts distributed pro rata among each non-Defaulting Buyer;

(iii)      third, to each Buyer (other than a Defaulting Buyer) such that its proportionate share of the outstanding Purchase Price constituting Committed Amounts with respect to the aggregate outstanding Purchase Price constituting Committed Amounts is equal to the Commitment Share;

(iv)      fourth, to each Buyer to the extent not otherwise paid pursuant to clause first, any Administrative Fee to which it is entitled in its capacity as a funding ADV1 Noteholder pursuant to Section 20 of the Series 2020-SPIADVF1 Indenture Supplement;

(v)       fifth, to each Buyer to the extent not otherwise paid pursuant to clause first, its Pro Rata Share of the payment of any accrued and unpaid Price Differential owed to such Buyer;

(vi)      sixth, to each Buyer, its Pro Rata Share of the payment of Purchase Price until reduced to zero;

(vii)     seventh, to payment of all other costs and fees payable pursuant to this Agreement, first to Administrative Agent and then to each Buyer, on a pro rata basis, based on the proportion of such other costs and fees payable to such Buyer;

(viii)   eighth, to the payment of any other Obligations; and

(ix)      ninth, any remainder to Seller.

(c)      To the extent any Collections (as defined in the Base Indenture) are paid to reduce the outstanding purchase price under any other repurchase transaction relating to SPIA VFNs (as defined in the Base Indenture), the Seller shall ensure that the outstanding Purchase Price hereunder is reduced concurrently on a pro rata basis with such outstanding purchase price under such other repurchase transaction.

SECTION 2  .Reaffirmation of VFN Repo Guaranty.  The Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the VFN Repo Guaranty and acknowledges and agrees that the term “Obligations” as used in the VFN Repo Guaranty shall apply to all of the Obligations of the Seller to the Buyer under each Repurchase Agreement and the related Program Agreements, as amended hereby.

SECTION 3.  Conditions Precedent. This Amendment shall become effective as of the date hereof upon receipt of this Amendment by the Administrative Agent on behalf of the Buyers, executed and delivered by the duly authorized officers of the Administrative Agent, the Buyers and the Seller.

SECTION 4.  Representations and Warranties. The Seller hereby represents and warrants to the Administrative Agent and the Buyers that it is in compliance with all the terms and provisions set forth in each Repurchase Agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Article III of each Repurchase Agreement.

SECTION 5.  Limited Effect. Except as expressly amended and modified by this Amendment, each Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 6.  Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment. The parties agree that this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. § 7001 et seq, Official Text of the Uniform Electronic Transactions Act as approved by the National Conference of Commissioners on Uniform State Laws at its Annual Conference on July 29, 1999 and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service with appropriate document access tracking, electronic signature tracking and document retention, including DocuSign.

SECTION 7.  Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 8.  GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE) BASED UPON, ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES HERETO, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING THE STATUTES OF LIMITATIONS AND OTHER PROCEDURAL LAWS THEREOF (WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL APPLY) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK. SIGNATURES FOLLOW.]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Administrative Agent

By:	/s/ Dominic Obaditch
Name:	Dominic Obaditch
Title:	Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Buyer

By:	/s/ Dominic Obaditch
Name:	Dominic Obaditch
Title:	Authorized Signatory

By:	/s/ Margaret Dellafera
Name:	Margaret Dellafera
Title:	Authorized Signatory

[PNMAC GMSR Issuer Trust – Omnibus Amendment No. 2 to A&R Series 2016-MSRVF1 Master Repurchase
Agreement and Amendment No. 3 to the A&R Series 2020-SPIADVF1 Master Repurchase Agreement]

PENNYMAC LOAN SERVICES, LLC, as Seller

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Senior Managing Director and Treasurer

[PNMAC GMSR Issuer Trust – Omnibus Amendment No. 2 to A&R Series 2016-MSRVF1 Master Repurchase Agreement and Amendment No. 3 to the A&R Series 2020-SPIADVF1 Master Repurchase Agreement]

PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC, as Guarantor

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Senior Managing Director and Treasurer

[PNMAC GMSR Issuer Trust – Omnibus Amendment No. 2 to A&R Series 2016-MSRVF1 Master Repurchase Agreement and Amendment No. 3 to the A&R Series 2020-SPIADVF1 Master Repurchase Agreement]

CITIBANK, N.A., as a Buyer

By:	/s/ Arunthathi Theivakumaran
Name:	Arunthathi Theivakumaran
Title:	Vice President

[PNMAC GMSR Issuer Trust – Omnibus Amendment No. 2 to A&R Series 2016-MSRVF1 Master Repurchase Agreement and Amendment No. 3 to the A&R Series 2020-SPIADVF1 Master Repurchase Agreement]